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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2018

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

No. 001-38126 (Commission File Number)	No. 38-3980194 (IRS Employer Identification Number)
1 Court Square West Long Island City, New York (Address of principal executive offices)	11101 (Zip Code)

(516) 803-2300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

        On January 8, 2018, Altice N.V., the controlling stockholder of Altice USA, Inc. (the "Company"), announced that its Board of Directors has authorized its management to proceed with plans to separate the Company from Altice N.V. through a distribution by Altice N.V. of substantially all of Altice N.V.'s equity interest in the Company to Altice N.V. shareholders (the "Distribution"). A copy of the press release prepared and issued by Altice N.V. is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On January 8, 2018, Altice USA, Inc. (the "Company") filed a registration statement on Form S-1 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "Commission") in connection with the Distribution. The preliminary prospectus forming part of the registration statement contains risk factors relating to the Company, its business and industry and other information that have been updated from the risk factors included under "Risk Factors" in the Company's final prospectus dated June 21, 2017 and filed with the Commission in accordance with Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act") on June 23, 2017. The updated risk factors are attached hereto as Exhibit 99.2 and incorporated herein by reference.

        This report shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sales of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction.

        The information set forth in this Item 7.01 is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit	Description
99.1	Press Release dated January 8, 2018*
99.2	Updated Risk Factors*

*
furnished herewith.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.
Dated: January 8, 2018	By:	/s/ DAVID CONNOLLY David Connolly Executive Vice President, General Counsel and Secretary

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES